

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         XeTel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:   6/1/03                                                    DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING APRIL 30, 2003
||===========================================|============|============|============|============|============|============||
||                                    MONTH  | 04/30/2003 |            |            |            |            |            ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |          0 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -229,010 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -226,785 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |     24,214 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |     40,912 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |    285,745 |          0 |          0 |          0 |          0 |          0 ||
||===========================================|============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXP.        | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   No
|---------------------------    ------------| If so, describe
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|VEHICLE       YES ( ) NO (x)    No vehicles| Were any assets disposed of outside the normal course of business?             No
|WORKER'S      YES ( ) NO (x)   No employees|   If so, describe
|OTHER         YES ( ) NO ( )               |                  -------------------------------------------------------------------
|-------------------------------------------| Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization? Liquidating Plan confirmed 5/19/03
                                                                                                -----------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED X  /s/ Angelo DeCaro              TITLE:
                  ---------------------------------                     --------------------        -----------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                       (ORIGINAL SIGNATURE)        President and CEO
                  ---------------------------------
                                                                      Angelo DeCaro, Jr.        6/2/2003
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE         Revised 07/01/98

*Insurance not available for inventory in Florida

   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||==================================|===============|===============|==============|============|===========|==========|==========||
|| ASSETS                           |  FILING DATE* |MONTH          |MONTH         |MONTH       |MONTH      |MONTH     |MONTH     ||
||                                  |               |               |              |            |           |          |          ||
||                                  |  10/21/2002   |   4/30/2003   |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| CURRENT ASSETS                   |               |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Cash                             |        81,502 |     4,864,132 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Accounts Receivable, Net         |     5,388,318 |             0 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Inventory:Lower of Cost or Market|     4,615,164 |     2,121,665 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Prepaid Expenses                 |             0 |        33,000 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Investments                      |             0 |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Other                            |             0 |        71,681 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| TOTAL CURRENT ASSETS             |    10,084,984 |     7,090,478 |            0 |          0 |         0 |         0|         0||
||==================================|===============|===============|==============|============|===========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @ COST  |               |       115,343 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| Less Accumulated Depreciation    |               |       108,682 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| NET BOOK VALUE OF PP & E         |     4,817,411 |         6,661 |            0 |          0 |         0 |         0|         0||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| OTHER ASSETS                     |               |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| 1. Tax Deposits                  |               |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| 2. Investments in Subsidiaries   |               |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| 3. Electric Deposit              |               |               |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| 4. Deposits                      |       144,223 |       161,789 |              |            |           |          |          ||
||----------------------------------|---------------|---------------|--------------|------------|-----------|----------|----------||
|| TOTAL ASSETS                     |    15,046,618 |     7,258,928 |            0 |          0 |         0 |         0|         0||
||==================================|===============|===============|==============|============|===========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98


     CASE NAME:   XeTel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|============|==============|=============|============|=============|============|===========||
|| LIABILITIES & OWNER'S            |FILING DATE*| MONTH        | MONTH       | MONTH      | MONTH       | MONTH      | MONTH     ||
||                                  |            |              |             |            |             |            |           ||
|| EQUITY                           | 10/21/2002 |  04/30/2003  |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| LIABILITIES                      |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| POST-PETITION LIABILITIES(MOR-4) |          0 |      309,818 |             |            |             |            |           ||
||==================================|============|==============|=============|============|=============|============|===========||
|| PRE-PETITION LIABILITIES         |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Notes Payable - Unsecured       |  1,908,794 |    1,731,521 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Accounts Payable                | 17,188,222 |   15,618,716 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Priority Debt                   |  1,191,766 |    1,261,090 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Federal Income Tax              |          0 |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  FICA/Withholding                |          0 |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Capital Leases                  |          0 |      752,532 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  Other                           |          0 |    1,335,683 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL PRE-PETITION LIABILITIES   | 20,288,782 |   20,699,542 |           0 |          0 |           0 |          0 |          0||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL LIABILITIES                | 20,288,782 |   21,009,360 |           0 |          0 |           0 |          0 |          0||
||==================================|============|==============|=============|============|=============|============|===========||
|| OWNER'S EQUITY (DEFICIT)         |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  PREFERRED STOCK                 |            |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  COMMON STOCK                    | 23,314,803 |   23,314,803 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  OTHER                           |  2,250,983 |              |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  RETAINED EARNINGS:              |            |              |             |            |             |            |           ||
||       Filing Date                |-30,807,950 |  -30,807,950 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
||  RETAINED EARNINGS:              |            |              |             |            |             |            |           ||
||       Post Filing Date           |            |   -6,257,285 |             |            |             |            |           ||
||----------------------------------|------------|--------------|-------------|------------|-------------|------------|-----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) | -5,242,164 |  -13,750,432 |           0 |          0 |           0 |          0 |          0||
||==================================|============|==============|=============|============|=============|============|===========||
|| TOTAL                            |            |              |             |            |             |            |           ||
|| LIABILITIES &                    |            |              |             |            |             |            |           ||
|| OWNERS EQUITY                    | 15,046,618 |    7,258,928 |           0 |          0 |           0 |          0 |          0||
||==================================|============|==============|=============|============|=============|============|===========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98


   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||======================================|=============|=============|=============|=============|=============|=============||
||                                      | MONTH       | MONTH       | MONTH       | MONTH       | MONTH       | MONTH       ||
||                                      |             |             |             |             |             |             ||
||                                      | 04/30/2003  |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TRADE ACCOUNTS PAYABLE              |      78,646 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TAX PAYABLE                         |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Federal Payroll Taxes             |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    State Payroll Taxes               |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Ad Valorem Taxes   Sales Tax      |          89 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Other Taxes     Property Tax '03  |     107,600 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL TAXES PAYABLE                 |     107,689 |           0 |           0 |           0 |           0 |           0 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  SECURED DEBT POST-PETITION          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED INTEREST PAYABLE            |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED PROFESSIONAL FEES*          |     100,000 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  OTHER  ACCRUED LIABILITIES          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    1. Accrued Payroll                |      16,483 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    2. Accrued Insurance              |       7,000 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    3.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL POST-PETITION                 |             |             |             |             |             |             ||
||  LIABILITIES (MOR-3)                 |     309,818 |           0 |           0 |           0 |           0 |           0 ||
||======================================|=============|=============|=============|=============|=============|=============||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98


   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                      04/30/2003
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  | Property Tax||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |          188,822 |       81,133 |              |              |            89 |     107,600 ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |                0 |            0 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |              147 |          147 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |           -2,634 |       -2,634 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |          186,335 |       78,646 |            0 |            0 |            89 |     107,600 ||
||==================|==================|==============|==============|==============|===============|=============||

                                     AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||     MONTH        |    04/30/2003    |              |              |              |              |              ||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |                0 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |              350 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |                0 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |        1,107,443 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |         -182,929 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |                  |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |          201,047 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |       -1,125,911 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |                0 |            0 |            0 |            0 |            0 |            0 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                          Revised 07/01/98

   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||================================|=============|=============|=============|=============|=============|=============|===========||
||                                | MONTH       | MONTH       | MONTH       | MONTH       | MONTH       | MONTH       | FILING TO ||
||                                |  04/30/2003 |             |             |             |             |             | DATE      ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| REVENUES    (MOR-1)            |           0 |             |             |             |             |             | 1,661,584 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL COST OF REVENUES         |      -2,943 |             |             |             |             |             | 3,174,887 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| GROSS PROFIT                   |       2,943 |           0 |           0 |           0 |           0 |           0 |-1,513,303 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| OPERATING EXPENSES:            |             |             |             |             |             |             |           ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Selling & Marketing         |           0 |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    General & Administrative    |     105,100 |             |             |             |             |             | 1.050,714 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Insiders Compensation       |      24,214 |             |             |             |             |             |   176,698 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Professional Fees           |     102,639 |             |             |             |             |             |   375,302 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |  -119,513 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL OPERATING EXPENSES       |     231,953 |           0 |           0 |           0 |           0 |           0 | 1,483,201 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| INCOME BEFORE INT,             |             |             |             |             |             |             |           ||
|| DEPR/TAX (MOR-1)               |    -229,010 |           0 |           0 |           0 |           0 |           0 |-2,996,504 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| INTEREST EXPENSE               |           0 |             |             |             |             |             |    24,545 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| DEPRECIATION                   |           0 |             |             |             |             |             |   179,250 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER (INCOME) EXPENSE*        |      -2,225 |             |             |             |             |             |    -7,044 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER ITEMS**                  |             |             |             |             |             |             | 3,064,032 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL INT, DEPR & OTHER ITEMS  |      -2,225 |           0 |           0 |           0 |           0 |           0 | 3,260,783 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| NET INCOME BEFORE TAXES        |    -226,785 |           0 |           0 |           0 |           0 |           0 |-6,257,287 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| FEDERAL INCOME TAXES           |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| NET INCOME (LOSS)  (MOR-1)     |    -226,785 |           0 |           0 |           0 |           0 |           0 |-6,257,287 ||
||================================|=============|=============|=============|=============|=============|=============|===========||

Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
**  Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

         MOR-6                                                                                            Revised 07/01/98

        Financial Statement Notes
        04/30/03 Other Income represents interest.


   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|============|===========|===========|===========|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH      | MONTH     | MONTH     | MONTH     | FILING TO ||
|| DISBURSEMENTS                         | 04/30/2003|            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 1. CASH-BEGINNING OF MONTH            | 4,872,866 |  4,864,132 |  4,864,132 | 4,864,132 | 4,864,132 | 4,864,132 |    81,502 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| RECEIPTS:                             |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 2. CASH SALES                         |         0 |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 3. COLLECTION OF ACCOUNTS RECEIVABLE  |    70,221 |            |            |           |           |           |    70,221 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 4. LOANS & ADVANCES (attach list)     |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 5. SALE OF ASSETS                     |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 6. OTHER (attach list)                |   206,790 |            |            |           |           |           |   206,790 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL RECEIPTS**                      |   277,011 |          0 |          0 |         0 |         0 |         0 | 7,207,583 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| (Withdrawal) Contribution by          |           |            |            |           |           |           |           ||
||  Individual Debtor MFR-2*             |           |            |            |           |           |           |         0 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| DISBURSEMENTS:                        |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 7. NET PAYROLL                        |    38,181 |            |            |           |           |           |   847,893 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 8. PAYROLL TAXES PAID                 |           |            |            |           |           |           |   162,738 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 9. SALES, USE & OTHER TAXES PAID      |        12 |            |            |           |           |           |    32,855 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||10. SECURED/RENTAL/LEASES              |     5,629 |            |            |           |           |           |   440,441 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||11. UTILITIES & TELEPHONE & FREIGHT    |     8,931 |            |            |           |           |           |   142,275 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||12. INSURANCE                          |           |            |            |           |           |           |   173,237 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||13. INVENTORY PURCHASES                |           |            |            |           |           |           |    17,551 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||14. VEHICLE EXPENSES                   |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||15. TRAVEL & ENTERTAINMENT             |        97 |            |            |           |           |           |    18,392 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||16. REPAIRS, MAINTENANCE & SUPPLIES    |     3,452 |            |            |           |           |           |    36,608 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||17. ADMINISTRATIVE & SELLING           |     9,170 |            |            |           |           |           |    47,187 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||18. OTHER (attach list)                |   175,611 |            |            |           |           |           |   456,114 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |   241,082 |          0 |          0 |         0 |         0 |         0 | 2,375,290 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||19. PROFESSIONAL FEES                  |    40,912 |            |            |           |           |           |    40,912 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||20. U.S. TRUSTEE FEES                  |     3,750 |            |            |           |           |           |     8,750 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||21. OTHER REORGANIZATION EXPENSES      |           |            |            |           |           |           |         0 ||
||     (attach list)                     |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS**                 |   285,745 |          0 |          0 |         0 |         0 |         0 | 2,424,053 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||22. NET CASH FLOW                      |    -8,734 |          0 |          0 |         0 |         0 |         0 | 4,782,630 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||23. CASH - END OF MONTH (MOR-2)        | 4,864,132 |  4,864,132 |  4,864,132 | 4,864,132 | 4,864,132 | 4,864,132 | 4,864,132 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8


6. OTHER
  Refund of IRS penalties                         117,377
  Inventory sales                                  72,665
  Other                                            16,748
                                                  ========
                                                  206,790

18.OTHER
  Refund of overpayment of accounts receivable    175,611

   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                         CASH ACCOUNT RECONCILIATION
                                          MONTH OF    04/30/2003
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      |              |  Silicon      | Comerica      | Silicon        |
|| BANK NAME                            |  Valley Bank  |    Chase     |  Valley Bank  | Bank          | Valley Bank    |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    XXXXXX     |    XXXXXX    |     XXXXXX    |     XXXXXX    |    XXXXXX      |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP OPERATING |OLD OPERATING | MONEY MARKET  |CAFETERIA PLAN |CASH COLLATERAL |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE                         |       870,181 |            0 |     4,006,879 |           -10 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT                  |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |        12,993 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |       857,187 |            0 |     4,006,879 |           -10 |              0 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |       869,043 |       -1,187 |     4,004,904 |            30 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       273,849 |        1,187 |         1,975 |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL   DEBTOR    MFR-2         |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      -273,849 |              |               |            41 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |       857,187 |            0 |     4,006,879 |           -10 |              0 |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            |               |              |               |  Petty Cash   |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         |               |              |               |               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE                         |             0 |            0 |             0 |            76 |      4,877,125 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT                  |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |               |               |         12,993 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |             0 |            0 |             0 |            76 |      4,864,132 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |               |              |             0 |            76 |      4,872,866 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |               |              |               |               |        277,011 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL    DEBTOR    MFR-2        |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |               |               |       -285,746 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |             0 |            0 |             0 |            76 |      4,864,132 |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

NOTE: Three accounts were closed and have no activity in April 2003


   CASE NAME:   XeTel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH       | MONTH       | MONTH       | MONTH      | MONTH       | MONTH       ||
||   INSIDERS:  NAME/COMP   TYPE   |  04/30/2003 |             |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Angelo Decaro/Gross Salary  |      24,117 |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2. William Peten/Gross Salary  |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3. Angelo Decaro/Expenses      |          97 |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |      24,214 |           0 |           0 |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH       | MONTH       | MONTH       | MONTH      | MONTH       | MONTH       ||
||   PROFESSIONALS                 |             |             |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Hohmann & Taube, L.L.P.     |      40,912 |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |      40,912 |           0 |          0  |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98
